UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 10, 2010 (March 4, 2010)

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
  Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On March 4, 2010, Corporate Office Properties Trust (the “Registrant”), the General Partner of Corporate Office Properties, L.P. (the “Operating Partnership”), entered into the Twenty-Sixth Amendment (the “Amendment”) to the Second Amended and Restated Limited Partnership Agreement (as amended, the “Partnership Agreement”) of Corporate Office Properties, L.P. The Amendment, which is attached hereto as Exhibit 10.1, was entered into in order to: (1) remove certain timing restrictions previously set forth pertaining to partnership unit redemption rights of limited partners or their assignees; and (2) update the Partnership Agreement for certain changes in ownership of the Operating Partnership.  Other than to reflect such changes described above, the Amendment contains no substantive terms.

Item 9.01               Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Exhibit Title
10.1	Twenty-Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated March 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2010

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Stephen E. Riffee
Name:	Stephen E. Riffee
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Twenty-Sixth Amendment to Second Amended and Restated Limited Partnership Agreement of Corporate Office Properties, L.P., dated March 4, 2010.